EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of First Financial Service Corporation (the “Corporation”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1.                                       The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and;

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date: May 12, 2008	By: /s/	B. Keith Johnson
B. Keith Johnson
Chief Executive Officer

Date: May 12, 2008	By: /s/	Steven M. Zagar
Steven M. Zagar
Chief Financial Officer &
Principal Accounting Officer

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